FINANCIAL INVESTORS TRUST

RiverFront Long-Term Growth Fund

RiverFront Moderate Growth Fund

RiverFront Long-Term Growth & Income Fund

RiverFront Moderate Growth & Income Fund

 (the “Funds”) – Class A, C & I Shares

SUPPLEMENT DATED MARCH 8, 2011 TO THE PROSPECTUS DATED

JULY 30, 2010

Effective March 8, 2011, the information below replaces in its entirety the section titled “DIVIDENDS AND DISTRIBUTIONS” found on page 33 the Funds’ Prospectus:

DIVIDENDS AND DISTRIBUTIONS

The RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds each normally pay dividends on a quarterly basis.  The RiverFront Long-Term Growth and RiverFront Moderate Growth Funds each normally pay dividends on an annual basis.  Each Fund normally distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income each Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

Each Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for a Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.